UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 20, 2007
PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

OREGON (State or other jurisdiction of incorporation)	000-30269 (Commission File Number)	91-1761992 (I.R.S. Employer Identification No.)
8100 SW Nyberg Road
Tualatin, Oregon 97062
(503) 454-1750
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT 99.1

PIXELWORKS, INC. AND SUBSIDIARIES
Item 5.02      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN
          OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On February 20, 2007, Michael D. Yonker, Vice President, Chief Financial Officer, Treasurer and Secretary of Pixelworks, Inc. (the “Company”) tendered his resignation from all of such positions effective March 31, 2007. Mr. Yonker chose to pursue other opportunities in Oregon as the Company continues to consolidate key leadership responsibilities and related business functions into fewer sites, primarily in Shanghai and San Jose.
A press release issued February 26, 2007 to announce the resignation is filed herewith as Exhibit 99.1 to this Report.
Item 9.01      FINANCIAL STATEMENTS AND EXHIBITS
99.1       Press Release issued by Pixelworks, Inc. dated February 26, 2007.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC. (Registrant)
	By:	/s/ Hans H. Olsen
Date: February 26, 2007		Hans H. Olsen
President and Chief Executive Officer